Investment	12 Months Ended
Jun. 30, 2014
Investments, All Other Investments [Abstract]
Investment
(5)	INVESTMENT

In connection with the American Fiber Systems (“AFS”) acquisition, the Company acquired an ownership interest in USCarrier. As of June 30, 2012, the Company’s ownership in USCarrier was comprised of 55% of the outstanding Class A membership units and 34% of the outstanding Class B membership units. As discussed in Note 3—Acquisitions , on October 1, 2012, the Company acquired the remaining equity interest in USCarrier. At the time of the AFS acquisition, management estimated the fair value of its interest in USCarrier to be $15,075. In valuing the Company’s interest in USCarrier, management used both an income- and market-based approach to estimate the acquisition date fair value.

Although the Company had a significant ownership position in USCarrier prior to the October 1, 2012 acquisition, as a result of certain historical disputes with the board of managers of USCarrier, the Company was unable to exercise control or significant influence over USCarrier’s operating and financial policies. As a result, the Company accounted for this investment utilizing the cost method of accounting from the date of the AFS acquisition.

Based on the agreed upon purchase price for the remaining outstanding equity interests included in the August 15, 2012 purchase agreement, the fair value of the Company’s original ownership interest in USCarrier was determined to be $12,827, and as such, the Company wrote-down the carrying value of its investment in USCarrier to its fair value and recognized an impairment of $2,248 during the year ended June 30, 2012.